UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2022

ORTHO CLINICAL DIAGNOSTICS HOLDINGS PLC

(Exact name of Registrant as Specified in Its Charter)

England and Wales	001-39956	98-1574150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Route 202, Raritan, New Jersey		08869
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 218-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.00001 par value	OCDX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on December 22, 2021, Ortho Clinical Diagnostics Holdings plc (the “Company”), Coronado Topco, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Topco”), Laguna Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Topco (“U.S. Merger Sub”), Orca Holdco, Inc., a Delaware corporation and a wholly owned subsidiary of Topco (“U.S. Holdco Sub”), Orca Holdco 2, Inc., a Delaware corporation and a wholly owned subsidiary of Topco (“U.S. Holdco Sub 2”) and Quidel Corporation, a Delaware corporation (“Quidel”) entered into a Business Combination Agreement (the “Business Combination Agreement,” and the transactions contemplated thereby, the “Combinations”), pursuant to which, among other things and subject to the terms and conditions contained therein, (i) under a scheme of arrangement under UK corporate law, each issued and outstanding share of the Company will be acquired by (or transferred within) a depository nominee on behalf of Topco in exchange for (x) 0.1055 shares of common stock of Topco and (y) $7.14 in cash (the “Ortho Scheme”), and (ii) immediately after the consummation of the Ortho Scheme, U.S. Merger Sub will merge with and into Quidel, pursuant to which each issued and outstanding share of Quidel common stock will be converted into one share of Topco common stock, with Quidel surviving as a wholly owned subsidiary of Topco.

The completion of the Combinations is conditioned upon, among other things, the early termination or expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), relating to the consummation of the Combinations. Effective as of 11:59 p.m. EST on February 9, 2022, the waiting period under the HSR Act expired with respect to the Combinations.

The completion of the Combinations remains subject to other closing conditions, including, among others things, (i) receipt of the required Company shareholder and Quidel stockholder approvals, (ii) the receipt of certain approvals and clearances required under the competition and foreign investment laws of certain foreign jurisdictions and (iii) sanction of the Ortho Scheme by the High Court of Justice of England and Wales (the “Court”) and the delivery of the order of the Court sanctioning the Ortho Scheme to the Registrar.

NO OFFER OR SOLICITATION

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed business combination transaction among Quidel, the Company and Topco, on January 31, 2022, Topco filed a preliminary registration statement on Form S-4 with the Securities and Exchange Commission (the “Commission”) that contains a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction. The joint proxy statement/prospectus is not final and may be amended.

YOU ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND THE OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT QUIDEL, THE COMPANY AND THE PROPOSED TRANSACTION.

The definitive joint proxy statement/prospectus will be mailed to Quidel’s stockholders and the Company’s shareholders when available. You can also obtain the joint proxy statement/prospectus filed on January 31, 2022, the definitive version (when it becomes available) and the other documents filed with the Commission free of charge at the Commission’s website, www.sec.gov. In addition, you may obtain free copies of the joint proxy statement/prospectus filed on January 31, 2022, the definitive version (when it becomes available) and the other documents filed by Quidel and the Company with the Commission by requesting them in writing from Quidel Corporation, 9975 Summers Ridge Road, San Diego, CA 92121, Attention: Investor Relations, or by telephone at 858-646-8023, or from Ortho Clinical Diagnostics Holdings plc, 1001 Route 202, Raritan, New Jersey 08869, Attention: Investor Relations, or by directing a written request to SVC Ortho-SVC@SARDVERB.com.

Quidel and the Company and their respective directors and executive officers may be deemed under the rules of the Commission to be participants in the solicitation of proxies. Information about Quidel’s directors and executive officers and their ownership of Quidel’s common stock is set forth in Quidel’s proxy statement on Schedule 14A filed on April 15, 2021, with the Commission. Information about the Company’s directors and executive officers and their ownership of the Company’s ordinary shares is set forth in the

Company’s Annual Report on Form 10-K filed with the Commission on March 19, 2021. These documents may be obtained free of charge from the sources indicated above. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in the joint proxy statement/prospectus filed on January 31, 2022 and will be contained in other relevant materials when they are filed with the Commission.

FORWARD-LOOKING STATEMENTS

This announcement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as “may”, “will”, “would”, “expect”, “anticipate”, “believe”, “estimate”, “plan”, “intend”, “continue”, or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, the benefits of the business combination transaction involving Quidel, The Company and Topco, including the combined company’s future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Quidel’s and the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: failure to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and stockholder approvals, the sanction of the High Court of Justice of England and Wales and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Quidel and the Company generally. Additional risks and factors are identified under “Risk Factors” in Quidel’s Annual Report on Form 10-K filed on February 19, 2021, and subsequent reports filed with the Commission, and are identified under “Risk Factors” in the joint proxy statement/prospectus filed with the Commission on January 31, 2022.

You should not rely upon forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. Neither Quidel or the Company undertakes an obligation to update any of the forward-looking information included in this document, whether as a result of new information, future events, changed expectations or otherwise, except as required by law.

THE CITY CODE ON TAKEOVERS AND MERGERS

The City Code on Takeovers and Mergers does not apply to the proposed business combination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ortho Clinical Diagnostics Holdings plc

Date: February 14, 2022	By:	/s/ Joseph M. Busky
Joseph M. Busky
Chief Financial Officer